April 13, 1995


Securities and Exchange Commission
Division of Corporate Finance
Judicary Plaza
450 Fifth Street, NW
Washington, DC 20549

re:      Hurco Companies, Inc.
         Form 8-K/A
         Commission File Number 0-9143

Gentlemen and Madam:

On behalf of Hurco Companies, Inc. (the "Company"), enclosed for filing with the Commission is one copy of an amendment to the Company's Current Report on Form 8-K originally dated July 25, 1994. The 8-K/A includes amendments responding to comments received from the Staff in a letter dated April 3, 1995.


Sincerely,



Roger J. Wolf
Senior Vice President
Secretary, Treasurer and
Chief Financial Officer

                                  FORM 8-K/A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):    July 25, 1994


                             HURCO COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

INDIANA                        0-9143                            35-1150732
(State or other              (Commission                       (IRS Employer
jurisdiction of              File Number)                    Identification No.)
incorporation)

                               ONE TECHNOLOGY WAY
                          INDIANAPOLIS, INDIANA 46268
                    (Address of principal executive offices)


Registrant's telephone number, including area code:               (317) 293-5390
                                                                  --------------



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report






                               Page 1 of 7 Pages

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 25, 1994, the Registrant's Board of Directors selected Arthur Andersen & Co. ("AA") as the Registrant's independent accountants for the year ended October 31, 1994. Coopers & Lybrand ("C&L") previously served as the Registrant's independent accountant. The decision to employ AA also constituted a decision by the Board of Directors to dismiss C&L as the Registrant's independent accountants as of July 25, 1994.

C&L's report on the Registrant's consolidated financial statements contained in the Annual Report on Form 10-K for the fiscal year ended October 31, 1992, did not contain an adverse opinion, a disclaimer of opinion or any qualification as to the uncertainty, scope or accounting principles. As originally filed on
February 15, 1994, C&L's report on the Registrant's consolidated financial statements contained in the Annual Report on Form 10-K for the fiscal year ended October 31, 1993 contained two modifications. The first modification stated that the financial statements were prepared assuming that the Registrant would continue as a going concern and that until a proposed refinancing of the Registrant's debt facilities was completed, substantial doubt about the Registrant's ability to continue as going concern existed. The second modification stated that a shareholder lawsuit seeking class action certification had been filed against the Registrant in February 1994 and that no provision for any liability relating to such matter had been recognized in the financial statements. C&L's report on the Registrant's consolidated financial statements was modified in the Registrant's Annual Report on Form 10-K/A as filed with the Commission on March 28, 1994. The modified report replaced the first modification described above with a different modification. The modified report stated that the Registrant had incurred significant losses from operations in 1993 and 1992 and was implementing a plan for restructuring its operations and, after initially filing its Form 10-K, had entered into new loan agreements to cure certain violations of financial covenants. The modified report deleted the modification expressing substantial doubt about the Company's ability to continue as a going concern. The second modification concerning the February 1994 lawsuit was not changed in the modified report.

The decision to change accountants was recommended by the Registrant's audit committee and approved by the entire Board.

The Registrant believes that, since November 1, 1991, there have been no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of C&L, would have caused C&L to make a reference to the subject matter of the disagreements in connection with its reports.


                               Page 2 of 7 Pages

The Registrant also believes that, since November 1, 1991:

(a) C&L has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

(b) C&L has not  advised  the  Registrant  that  information  has  come to C&L's
attention   that  led  it  to  no  longer  be  able  to  rely  on   management's
representations, or that has made it unwilling to be associated with the financial statements prepared by management;

(c)
     (i) C&L has not advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to C&L's attention at any time since November 1, 1991, that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to October 31, 1993 (including information that may prevent C&L from rendering an unqualified audit report on those financial statements), or (B) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; and

     (ii)due to C&L's non-reappointment as independent auditor, or for any other reason, C&L did not so expand the scope of its audit or conduct such further investigation; or

(d)
     (i) C&L has not advised the Registrant that information has come to C&L's attention that it has concluded materially impacts the fairness or reliability or either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to October 31, 1993 (including information that, unless resolved to C&L's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements); and

     (ii)due to C&L's non-reappointment as independent auditor, the issue has not been resolved to C&L's satisfaction prior to such event.

The Registrant furnished C&L with a copy of the above disclosures and requested C&L to furnish it with a letter addressed to the Commission stating whether it agreed with the statements made by Registrant and, if not, stating the respects in which it does not agree. A copy of C&L's letter is included herein as Exhibit 16.

                               Page 3 of 7 Pages

The Registrant has not consulted AA at any time since November 1, 1991 regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that AA concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as defined in paragraph 304 (a) (1) (iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in paragraph 304 (a) (1) (v) of Regulations S-K).


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           Financial Statements

                None

           Exhibits

                See Index to Exhibits on page 6 of this report.




















                               Page 4 of 7 Pages

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           Dated:     April 13, 1995


                                                 HURCO COMPANIES, INC.

                                                 By:  /S/ ROGER J. WOLF
                                                    -------------------
                                                 Roger J. Wolf,
                                                 Senior Vice President
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer
































                               Page 5 of 7 Pages

                               INDEX TO EXHIBITS


                                                          Page Number
     Exhibit No.                Description              In This Filing
     ----------                 -------------------      --------------

         16                     Letter of Coopers &               7
                                  Lybrand





































                               Page 6 of 7 Pages

                                   EXHIBIT 16






April 13, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statement by Hurco Companies, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K dated July 28, 1994 and amended by the Company's Form 8-K/A dated April 13, 1995. We agree with the statements concerning our Firm in such Form 8-K/A.


Very truly yours,


/S/ COOPERS & LYBRAND
- ---------------------
Coopers & Lybrand


















                               Page 7 of 7 Pages